UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 22, 2006

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                           CIRCLE GROUP HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

         Illinois                       000-27841                22-3768777
(State or other jurisdiction of   (Commission file number)   (I.R.S. employer
 incorporation or organization)                              identification no.)

            1011 Campus Drive
           Mundelein, IL 60060                                    60060
 (Address of principal executive offices)                       (Zip code)

       Registrant's telephone number, including area code: (847) 549-6002


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01    Entry into a Material Definitive Agreement.

     On February 22, 2006, Circle Group Holdings, Inc. entered into an agreement with George Foreman Enterprises, Inc. pursuant to which the parties extended until March 16, 2006 the period set forth in Section 21 of the previously-filed letter agreement dated November 23, 2005 with respect to definitive agreements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

No.            Description
---            ------------
10.1           Letter Agreement between George Foreman Enterprises, Inc. and
               Circle Group Holdings, Inc. dated February 22, 2006.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:    March 1, 2006


                                       CIRCLE GROUP HOLDINGS, INC.


                                       By:  /s/ Greg Halpern
                                       ---------------------
                                       Name:  Greg Halpern
                                       Title: CEO


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                                INDEX TO EXHIBITS

No.            Description
---            ------------
10.1           Letter Agreement between George Foreman Enterprises, Inc. and
               Circle Group Holdings, Inc. dated February 22, 2006.





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